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                                                                   Exhibit 10.24

                        COMMERCIAL PAPER DEALER AGREEMENT

                                     between

                  Federated Department Stores, Inc., as Issuer

                                       and

                      Citicorp Securities, Inc., as Dealer

     Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of January 30, 1997 between the Issuer and Citibank, N.A., as Issuing and Paying Agent

                                   Dated As Of

                                January 30, 1997


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                        COMMERCIAL PAPER DEALER AGREEMENT

         This agreement ("Agreement") sets forth the understandings between the Issuer and the Dealer in connection with the issuance and sale by the Issuer of its short-term promissory notes through the Dealer (the "Notes").

         Certain terms used in this Agreement are defined in Section 6 hereof.

         The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

Section 1.        OFFERS, SALES AND RESALES OF NOTES

        1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein. Subject to the foregoing, the Dealer will use all reasonable efforts to arrange sales of the Notes at the times and in the amounts requested by the Issuer.

        1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice or (b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to
Section 1 of this Agreement contemporaneously herewith. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this Section 1.2.

        1.3 The Notes shall be in a minimum denomination or minimum amount, whichever is applicable, of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the Dealer and the Issuer, shall have a maturing not exceeding 270 days from the date of issuance (exclusive of days of grace) and shall not contain any provision for extension, renewal or automatic "rollover."

        1.4 The authentication, delivery and payment of the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the Notes shall be either individual bearer physical certificates or represented by book-entry Notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement. The Dealer agrees to keep


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confidential the user number identification and password given to it pursuant to the Issuing and Paying Agency Agreement.

        1.5 If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Dealer's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuer. Except as otherwise agreed, in the event that the Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Dealer shall promptly notify the Issuer, and if the Dealer has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to the Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure and an appropriate book-entry credit in the case of a book-entry Note. If such failure occurred for any reason other than default by the Dealer, the Issuer shall reimburse the Dealer on an equitable basis for the Dealer's loss of the use of such funds for the period such funds were credited to the Issuer's account.

        1.6 All offers and sales of the Notes by the Issuer shall be effected pursuant to the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, which exempts transactions by an issuer not involving any public offering. The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

            (a) Offers and sales of the Notes shall be made only to the following types of investors: (i) investors reasonably believed by the Dealer to be Institutional Accredited Investors or Sophisticated Individual Accredited Investors, (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is an Institutional Accredited Investor or Sophisticated Individual Accredited Investor, and (iii) Qualified Institutional Buyers.

            (b) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legends described in clause (e) below.

            (c) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing; without the prior written approval of Dealer, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes. The Dealer shall not use any materials other than the Private Placement Memorandum as then approved by the Issuer in connection with the offer and sale of the Notes.

            (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

            (e) Offers and sales of the Notes by the Issuer through the Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection




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with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.

            (f) Dealer shall furnish or shall have furnished to each purchaser of Notes being sold to an ultimate purchaser for the first time a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

            (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

            (h) In the event that any Note offered or to be offered by Dealer would be ineligible for resale under Rule 144A, the Issuer shall immediately notify Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to Dealer an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

        1.7 The Issuer hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes as follows:

            The Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. In the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days' prior written notice to that effect. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A.

Section 2.        Representations and Warranties of Issuer.
                  -----------------------------------------

The Issuer represents and warrants that:

        2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite corporate power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.

        2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of



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the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        2.3 The Notes have been duly authorized, and when issued and delivered as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and delivered and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        2.4 The offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended. Neither the Issuer nor any affiliate (as defined in Regulation 501(b) of Regulation D), will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Notes in a manner which would require the registration of the Notes under the Securities Act.

        2.5 The Notes are unsecured and unsubordinated indebtedness of the Issuer.

        2.6 No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC (except for the filing of a Form D with the SEC), is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

        2.7 Neither the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, nor the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or an event of default under any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or event of default might have a material adverse effect on the condition (financial or otherwise), operations or reasonably foreseeable business prospects of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement (a "Material Adverse Effect").

        2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which might result in a Material Adverse Effect.

        2.9 The Issuer is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.



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        2.10 Neither the Private Placement Memorandum nor the Company
Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Dealer Information.

        2.11 Each (a) issuance of Notes by the Issuer hereunder and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by the Issuer to the Dealer, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, (i) the representations and warranties given by the Issuer set forth above in this Section 2 remain true and correct on and as of such date as if made on and as of such date, (ii) in the case of an issuance of Notes, the Notes being issued on such date have been duly and validly issued and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change in the condition (financial or otherwise), operations or reasonably foreseeable business prospects of the Issuer and its subsidiaries, taken as a whole which has not been disclosed to the Dealer in writing.

Section 3.        Covenants and Agreements of Issuer
                  ----------------------------------

The Issuer covenants and agrees that:

        3.1 The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.

        3.2 The Issuer shall, whenever there shall occur any downgrading or receipt of any notice of intended or potential downgrading or any review for potential change in the rating accorded any of the Issuer's securities by any national recognized statistical rating organization which has published a rating of the Notes, promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such changes, development, or occurrence.

        3.3 The Issuer shall from time to time furnish to the Dealer such information as the Dealer may reasonably request (other than material non-public information), including, without limitation, any press releases or material provided by the Issuer to any national securities exchange or rating agency, regarding (i) the Issuer's operations and financial condition, (ii) the due authorization and execution of the Notes, and (iii) the Issuer's ability to pay the Notes as they mature.

        3.4 The Issuer will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

        3.5 The Issuer will not be in default of any of its obligations hereunder, under the Notes or under the Issuing and Paying Agency Agreement, at any time that any of the Notes are outstanding.


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        3.6 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer, addressed to the Dealer, substantially in the form attached hereto, (b) a copy of the executed Issuing and Paying Agency Agreement, (c) a copy of resolutions adopted by the Board of Directors of the Issuer, in the form attached hereto and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (d) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC and (e) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.

        3.7 The Issuer shall reimburse the Dealer for all of the Dealer's out-of-pocket expenses related to this Agreement, including reasonable expenses incurred in connection with its preparation and negotiation, and the transactions contemplated hereby (including, but not limited to, the printing and distribution of the Private Placement Memorandum), and, if applicable, for the reasonable fees and out-of-pocket expenses of the Dealer's counsel.

Section 4.        DISCLOSURE
                  ----------

        4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer concerning the offering of Notes and to obtain relevant additional information which the Issuer possesses or can acquire without unreasonable effort or expense.

        4.2 The Issuer agrees promptly to furnish the Dealer the Company Information as it becomes available.

        4.3 (a) The Issuer further agrees to notify the Dealer promptly upon the occurrence of any event relating to or affecting the Issuer that would cause the Private Placement Memorandum or the Company Information then in existence to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

            (b) In the event that the Issuer gives the Dealer notice pursuant to
Section 4.3(a) and the Dealer notifies the Issuer that it then has Notes it is holding in inventory, the Issuer agrees promptly to supplement or amend the Private Placement Memorandum so that such Private Placement Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to the Dealer and prospective holders of the Notes.

            (c) In the event that (i) the Issuer gives the Dealer notice pursuant to Section 4.3(a) and (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to the Dealer and prospective holders of the Notes.



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Section 5.        INDEMNIFICATION AND CONTRIBUTION
                  --------------------------------

        5.1 The Issuer, as the Indemnifying Party, will indemnify and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity controlling the Dealer, any affiliate of the Dealer or any such controlling entity and their respective directors, officers, employees, partners, incorporators, shareholders, servants, trustees and agents (hereinafter the "Dealer Indemnitees") against any and all liabilities, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) or judgments of whatever kind or nature (each a "Claim"), imposed upon, incurred by or asserted against the Dealer Indemnitees arising out of or based upon (i) any allegation that the Private Placement Memorandum, the Company Information or any information provided by the Issuer to the Dealer in writing expressly for inclusion in the Private Placement Memorandum included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) arising out of or based upon the breach by the Issuer of any agreement, covenant or representation made in or pursuant to this Agreement. This indemnification shall not apply to the extent that the Claim arises out of or is based upon Dealer Information.

        5.2 The Dealer, as the Indemnifying Party, will indemnify and hold harmless the Issuer, each individual, corporation, partnership, trust, association or other entity controlling the Issuer, any affiliate of the Issuer or any such controlling entity and their respective directors, officers, employees, partners, incorporators, shareholders, servants, trustees and agents (hereinafter the "Issuer Indemnitees") against any and all Claims imposed upon, incurred by or asserted against the Issuer Indemnitees arising out of or based upon any allegation that the Dealer Information included (as of any relevant time) or includes an untrue statement of a material fact or omitted (as of any relevant time) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        5.3 Provisions relating to claims made for indemnification under this
Section 5 are set forth on Exhibit B to this Agreement.

        5.4 If the indemnification provided for in this Section 5 is held to be unavailable or insufficient to hold harmless an Indemnitee under Sections 5.1 or
5.2 in respect of a Claim, although applicable in accordance with the terms of this Section 5, each Indemnifying Party shall contribute to the amount paid or payable by such Indemnitee as a result of such Claim in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Dealer on the other from the offering of the Notes, provided, however, that any such contribution by the Dealer shall not be in excess of the benefits received by it from the offering of the Notes. The respective benefits received by the Issuer and the Dealer shall be deemed to be the aggregate net proceeds received by the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the Dealer hereunder.



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Section 6.        DEFINITIONS
                  -----------

        6.1 "Claim" shall have the meaning set forth in Section 5.1.

        6.2 "Company Information" at any given time shall mean, to the extent applicable, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, (iv) any other information or disclosure prepared pursuant to
Section 4.3 hereof and (v) any information prepared or approved by the Issuer for dissemination to investors or potential investors in the Notes.

        6.3 "Dealer Information" shall mean statements concerning the Dealer or other matters and provided by the Dealer in writing expressly for inclusion in the Private Placement Memorandum.

        6.4 "DTC" shall mean The Depository Trust Company.

        6.5 "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

        6.6 "Indemnifying Party" shall have the meaning set forth in Section 5.

        6.7 "Indemnitees" shall mean the Dealer Indemnitees or the Company Indemnitees (as such terms are defined in Sections 5.1 and 5.2) as the context shall require.

        6.8 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

        6.9 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

        6.10 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement.

        6.11 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities Act.

        6.12 "Private Placement Memorandum" shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

        6.13 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

        6.14 "Rule 144A" shall mean Rule 144A under the Securities Act.


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        6.15 "SEC" shall mean the U.S. Securities and Exchange Commission.

        6.16 "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

        6.17 "Sophisticated Individual Accredited Investor" shall mean an individual who (a) is an accredited investor within the meaning of Regulation D under the Securities Act and (b) based on his or her pre-existing relationship with the Dealer, is reasonably believed by the Dealer to be a sophisticated investor (i) possessing such knowledge and experience (or represented by a fiduciary or agent possessing such knowledge and experience) in financial and business matters that he or she is capable of evaluating and bearing the economic risk of an investment in the Notes and (ii) having a net worth of at least $5 million.

Section 7.        GENERAL
                  -------

        7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

        7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

        7.3 The Issuer agrees that any suit, action or proceeding brought by the Issuer against the Dealer in connection with or arising out of this Agreement or the Notes or the offer and sale of the Notes shall be brought solely in the United States federal courts located in the borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan. EACH OF THE DEALER AND THE ISSUER WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        7.4 This Agreement may be terminated, at any time, by the Issuer, upon one business day's prior notice to such effect to the Dealer, or by the Dealer upon one business day's prior notice to such effect to the Issuer. Any such termination, however, shall not affect the obligations of the parties under Sections 3.7, 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

        7.5 This Agreement is not assignable by either party hereto without the written consent of the other party, which consent shall not be unreasonably withheld.

        7.6 This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns hereunder, and (to the extent provided in Section 5) the Indemnitees, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever. No purchaser of any of the Notes from the Dealer shall be deemed a successor or assign by reason merely of such purchase.



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        7.7 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written:

                         Federated Department Stores, Inc. as Issuer

                         By:  /s/ Karen M. Hoguet
                            --------------------------------------
                                  Name:  Karen M. Hoguet
                                  Title:  Senior Vice President

                         Citicorp Securities, Inc. as Dealer

                         By: /s/ Christopher P. Daifotis
                            --------------------------------------
                                  Name:  Christopher P. Daifotis
                                  Title:  Vice President



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


                                    ADDENDUM

1. The other dealers referred to in clause (b) of Section 1.2 of the Agreement are Lehman Brothers Inc.

2.   The following section 3.8 is hereby added to the Agreement:

     3.8 Without limiting any obligation of the Issuer pursuant to this Agreement to provide the Dealer with credit and financial information, the Issuer hereby acknowledges and agrees that the Dealer may share the Company Information and any other information or matters relating to the Issuer or the transactions contemplated hereby with affiliates of the Dealer, including, but not limited to Citibank, N.A., and that such affiliates may likewise share information relating to the Issuer or such transactions with the Dealer, provided, however, that the Dealer for itself and on behalf of its affiliates acknowledges that it is aware, and that it has advised or will advise any person or entity to whom or which it divulges or discloses Company Information or such other information or matters that, in general, the United States securities laws prohibit any person or entity who or which possesses material, non-public information regarding a company from purchasing or selling securities of such company or from communicating such information to any person or entity.

3.   The addresses of the respective parties for purposes of notices under
     Section 7.1 are as follows:

         For the Issuer:                 Federated Department Stores, Inc.

                  Address:               7 West Seventh Street
                                         Cincinnati, Ohio  45202
                  Attention:             Susan P. Storer
                  Telephone number:      513/579-7775
                  Fax number:            513/579-7393

         For the Dealer:                 Citicorp Securities, Inc.

                  Address:               399 Park Avenue, 7th Fl.
                                         New York, New York  10043
                  Attention:             Domestic Money Market Department
                  Telephone number:      212/291-3986
                  Fax number:            212/291-3454



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                                                                       EXHIBIT A

                               FORM OF LEGEND FOR

                     PRIVATE PLACEMENT MEMORANDUM AND NOTES

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR" OR "SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR", RESPECTIVELY) WITH SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT IT IS CAPABLE OF EVALUATING AND BEARING THE RISKS OF AN INVESTMENT IN THE NOTES AND THAT EITHER IT IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN
SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(a) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT SUCH PURCHASER IS CAPABLE OF EVALUATING THE MERITS AND RISKS OF AN INVESTMENT IN THE NOTES, OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO CITICORP SECURITIES, INC. OR LEHMAN BROTHERS INC., OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE

"PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR OR A QIB BY A PLACEMENT AGENT, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

                                                                       EXHIBIT B

                 FURTHER PROVISIONS RELATING TO INDEMNIFICATION

        (a) The Indemnifying Party agrees to reimburse each Indemnitee for all expenses (including reasonable fees and disbursements of internal and external counsel) as they are incurred by it in connection with investigating or defending any loss, claim, damage, liability or action in respect of which indemnification may be sought under Section 5 of the Agreement (whether or not it is a party to any such proceedings).

        (b) Promptly after receipt by an Indemnitee of notice of the existence of a Claim, such Indemnitee will, if a claim in respect thereof is to be made against the Indemnifying Party, notify the Indemnifying Party in writing of the existence thereof, provided that (i) the omission so to notify the Indemnifying Party will not relieve it from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Claim and such failure results in the forfeiture by the Indemnifying Party of substantial rights and defenses, and (ii) the omission so to notify the Indemnifying Party will not relieve it from liability which it may have to an Indemnitee otherwise than on account of this indemnity agreement. In case any such Claim is made against any Indemnitee and it notifies the Indemnifying Party of the existence thereof, the Indemnifying Party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided that if the defendants in any such Claim include both the Indemnitee and the Indemnifying Party and the Indemnitee shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to direct the defense of such Claim on behalf of such Indemnitee, and the Indemnitee shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnitee. Upon receipt of notice from the Indemnifying Party to such Indemnitee of the Indemnifying Party's election so to assume the defense of such Claim and approval by the Indemnitee of counsel, the Indemnifying Party will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Indemnifying Party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel in the jurisdiction in which any Claim is brought), (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of existence of the Claim or (iii) the Indemnifying Party has authorized in writing the employment of counsel for the Indemnitee. The indemnity, reimbursement and contribution obligations of the Indemnifying Party hereunder shall be in addition to any other liability the Indemnifying Party may otherwise have to an Indemnitee and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Indemnifying Party and any Indemnitee. The Indemnifying Party agrees that without the Indemnitee's prior written consent, it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which indemnification may be sought under the indemnification provision of the Agreement, unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such Claim.